POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2009.

/s/Anthony J. Hertl

Anthony J. Hertl

Trustee

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared Anthony J. Hertl, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2009.

/s/ Kelly Schultz

Notary Public

My commission expires: November 29, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH AND BRIAN NIELSEN, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2009.

/s/ Andrew Rogers

Andrew Rogers

Treasurer

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June 2009..

/s/ K.A. Shultz

Notary Public

Commission expires: November 29, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of February, 2012.

/s/ Douglas E. McCash

Douglas E. McCash

Interested Trustee

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared Douglas E. McCash, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of February, 2012.

/s/Shiela Krakowski

Notary Public

Commission expires: April 16, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of February, 2012.

/s/ Edward D. Foy

Edward D. Foy

Independent Trustee

STATE OF Nebraska

)

)

ss:

COUNTY OF Lancaster

)

Before me, a Notary Public, in and for said county and state, personally appeared Edward D. Foy, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22nd day of February, 2012.

/s/Carol Kehr

Notary Public

Commission expires: January 10, 2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 2012.

/s/Gary Lanzen

Gary Lanzen

Independent Trustee

STATE OF Nevada

)

)

ss:

COUNTY OF Clark

)

Before me, a Notary Public, in and for said county and state, personally appeared Gary Lanzen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 21st day of February, 2012.

/s/ Elizabeth Aceves

Notary Public

Commission expires: March 21, 2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 2012.

/s/ John W. Davidson

John W. Davidson

Independent Trustee

STATE OF Maine

)

)

ss:

COUNTY OF Knox

)

Before me, a Notary Public, in and for said county and state, personally appeared John W. Davidson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 21st day of February, 2012.

/s/ Jane M. Dagley

Notary Public

Commission expires: October 14, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 2012.

/s/ Larry A. Carter

Larry A. Carter

Independent Trustee

STATE OF Nebraska

)

)

ss:

COUNTY OF Douglas

)

Before me, a Notary Public, in and for said county and state, personally appeared Larry A. Carter, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 21st day of February, 2012.

/s/ Jan S. Bowder

Notary Public

Commission expires: November 29, 2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 2012.

/s/ Todd Clarke

Todd Clarke

President

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared Todd Clarke, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of March, 2012.

/s/ K.A. Shultz

Notary Public

Commission expires: November 29, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of February, 2012.

/s/ W. Patrick Clarke

W. Patrick Clarke

Interested Trustee

STATE OF NEBRASKA

)

)

ss:

COUNTY OFDOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared W. Patrick Clarke, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22nd day of February, 2012.

/s/ K. A. Shultz

Notary Public

Commission expires: November 29, 2013